Exhibit 99.3

Revolution Medicines, Inc. to Acquire EQRx, Inc. in All-Stock Transaction to Gain More Than $1 Billion in Additional Capital

Revolution Medicines Expects to Conduct Late-Stage Development of RAS(ON) Inhibitor Drug Candidate Pipeline Supported by Fortified Balance Sheet

Agreement is the Result of a Rigorous Process Conducted by Independent Transaction Committee of EQRx Board to Consider Strategic Alternatives to Maximize Value for EQRx Stockholders

Transaction Expected to Close in November 2023

REDWOOD CITY, Calif. & CAMBRIDGE, Mass., August 1, 2023 – Revolution Medicines, Inc. (“Revolution Medicines” or the “Company”) (Nasdaq: RVMD), a clinical-stage oncology company developing targeted therapies for RAS-addicted cancers, and EQRx, Inc. (“EQRx”) (Nasdaq: EQRX) today announced a definitive agreement through which Revolution Medicines plans to acquire EQRx in an all-stock transaction intended to add more than $1 billion in net cash to Revolution Medicines’ balance sheet. The total number of shares of Revolution Medicines common stock to be issued to EQRx security holders will be determined in close proximity to the closing of the stockholder votes on the transaction based on the formula described below (see Transaction Details section). The deal, which was overseen by independent committees of Revolution Medicines’ and EQRx’s respective boards of directors, has been approved by the directors of each company. The transaction, which is subject to customary closing conditions, will enhance Revolution Medicines’ efforts to fulfill its vision to discover, develop and deliver pioneering RAS(ON) Inhibitor drugs on behalf of patients with RAS-addicted cancers.

This proposed transaction is intended to reinforce and sustain Revolution Medicines’ parallel development approach for its extensive RAS(ON) Inhibitor pipeline in multiple RAS-driven cancers by enhancing its balance sheet, increasing financial certainty in a challenging macroenvironment. With encouraging data trends thus far for its RASMULTI(ON) Inhibitor RMC-6236, planning is underway for one or more single agent pivotal clinical trials potentially to begin in 2024. Likewise, with encouraging initial clinical experience with its KRASG12C(ON) Inhibitor RMC-6291, planning is underway for a Phase 1/1b clinical trial to evaluate the combination of RMC-6236 and RMC-6291 potentially to begin in early 2024, while continuing single agent evaluation of RMC-6291. Revolution Medicines’ acquisition of EQRx reflects both companies’ confidence in Revolution Medicines’ ability to deploy this amount of capital effectively. With the additional capital, Revolution Medicines will be positioned to maximize the potential clinical impact of its targeted drug pipeline across multiple oncology indications, and thereby offers the potential for shareholder value creation while retaining strategic control of its RAS(ON) Inhibitor pipeline.

“This deal marks a decisive step toward advancing Revolution Medicines’ vision as a self-sufficient organization that discovers and develops highly innovative drug candidates with the goal of delivering high-impact targeted medicines into oncology practice on behalf of patients with RAS-addicted cancers,” said Mark A. Goldsmith, M.D., Ph.D., chief executive officer and chairman of Revolution Medicines. “This singular acquisition of a sizable quantum of capital signifies the growing confidence we have in our RAS-focused drug candidate pipeline, and substantially increases our capacity to continue advancing high-performing oncology assets, particularly our priority clinical-stage RAS(ON) Inhibitors, RMC-6236, RMC-6291 and RMC-9805, with the potential to create significant long-term value for our shareholders.”

“Today’s announcement is a result of a rigorous process run by an independent committee of directors of the EQRx board that thoroughly explored and considered strategic alternatives to maximize value to EQRx stockholders,” said Melanie Nallicheri, president and chief executive officer of EQRx. “With its pioneering portfolio of RAS(ON) inhibitors, designed to defeat RAS-addicted cancers which represent 30% of all human cancers, Revolution Medicines has the opportunity to address one of the largest areas of unmet need in oncology. Deploying our significant capital not only enhances this important vision, it also provides a compelling opportunity for our stockholders to participate in the upside potential of both near-term and long-term value catalysts.”

Transaction Details

Under the terms of the merger agreement, Revolution Medicines will acquire EQRx in an all-stock transaction. The stock exchange ratio formula in the merger agreement uses a blended average to account for developments in Revolution Medicines’ ongoing business and potential movement in its stock price. Approximately 80% of the stock exchange ratio is based on Revolution Medicines’ public market stock price measured in close proximity to the EQRx stockholder vote and the remaining 20% of the exchange ratio is a determined price per share of Revolution Medicines’ stock as of the signing of the merger agreement. Specifically, at closing, EQRx stockholders will receive the number of shares of Revolution Medicines common stock equal to the sum of 7,692,308 Revolution Medicines shares (determined as $200 million divided by $26.00 per share) plus a number of shares equal to $870 million divided by a price that is a 6% discount to the 5-day volume-weighted average Revolution Medicines share price measured in close proximity to the stockholder vote.

Certain EQRx stockholders, representing more than 40% of voting shares of EQRx, have entered into support and voting agreements to vote their shares in favor of the transaction. At the close of the transaction, one EQRx director will be designated by Revolution Medicines to serve on its board of directors.

The transaction is expected to close in November 2023, subject to satisfaction of customary closing conditions, including regulatory review, and approval by Revolution Medicines’ and EQRx’s stockholders. Upon completion of the transaction, EQRx shares will cease trading on the Nasdaq Global Market.

Updates on Clinical-Stage RAS(ON) Inhibitors

Revolution Medicines announces today that an update on the clinical antitumor activity of RMC-6236 (RASMULTI) in patients with non-small cell lung cancer (NSCLC) or pancreatic cancer will be presented as a Proffered Paper (oral presentation) during the Developmental Therapeutics session on Sunday, October 22 at the 2023 European Society for Medical Oncology Congress (ESMO), and supporting clinical data will be presented at the 2023 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics (“Triple Meeting”) in October. Revolution Medicines is an invited speaker in a plenary session at the Triple Meeting delivering a presentation entitled “Targeting RAS-addicted Cancers with Investigational RAS(ON) Inhibitors”. Furthermore, a first report on initial clinical findings with RMC-6291 (KRASG12C), including preliminary evidence of differentiation from RAS(OFF) inhibitors, will be presented at the Triple Meeting. Additional details on the above presentations will be provided when available. The company also announces that study site activation is ongoing under an investigational new drug (IND) application for a Phase 1/1b trial of RMC-9805 (KRASG12D).

Pipeline Focus and Disposition of Other Assets

To maximize the likelihood of success and the breadth of potential impact for Revolution Medicines’ most promising R&D assets, the company has made the strategic decision to concentrate its post-merger financial and human capital on its three priority RAS-focused assets (RMC-6236, RMC-6291 and RMC-9805), as well as its deep pipeline of mutant-selective RAS(ON) Inhibitors.

In line with Revolution Medicines’ continued prioritization and focus of its resources on novel drug mechanisms of action targeting RAS-addicted cancers, Revolution Medicines does not intend to advance EQRx’s research and development portfolio following closing of the transaction. EQRx will commence a process to wind down these programs and return the associated intellectual property to its partners, which would have the opportunity to independently decide the next steps on development.

Advisors

Guggenheim Securities, LLC is acting as Revolution Medicines’ financial advisor and Latham & Watkins LLP is serving as legal counsel. Goldman Sachs & Co. LLC is acting as lead financial advisor to EQRx. MTS Health Partners, L.P. is also acting as financial advisor to EQRx. Goodwin Procter LLP is acting as legal counsel for EQRx.

Webcast

Revolution Medicines will host an Investor Call today, Tuesday, August 1, at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) to discuss the proposed transaction and the other business updates noted above. Participants may register for the conference call here https://edge.media-server.com/mmc/p/f7eyx7zk/. A live webcast of the call will also be available on the Investors section of Revolution Medicines’ website at https://ir.revmed.com/events-and-presentations. Following the live webcast, a replay will be available on the company’s website for at least 14 days.

About Revolution Medicines, Inc.

Revolution Medicines is a clinical-stage oncology company developing novel targeted therapies for RAS-addicted cancers. The company’s R&D pipeline comprises RAS(ON) Inhibitors designed to suppress diverse oncogenic variants of RAS proteins, and RAS Companion Inhibitors for use in combination treatment strategies. The company’s RAS(ON) Inhibitors RMC-6236 (RASMULTI), RMC-6291(KRASG12C) and RMC-9805 (KRASG12D) are currently in clinical development. Additional RAS(ON) Inhibitors in the company’s pipeline include RMC-0708 (KRASQ61H) which is currently in IND-enabling development, RMC-8839 (KRASG13C), and additional compounds targeting other RAS variants. RAS Companion Inhibitors in clinical development include RMC-4630 (SHP2) and RMC-5552 (mTORC1/4EBP1).

About EQRx, Inc.

EQRx is a biopharmaceutical company committed to developing and commercializing innovative medicines for some of the most prevalent disease areas. To learn more, visit www.eqrx.com and follow us on social media: Twitter: @EQRx_US, LinkedIn.

EQRx™ and Remaking Medicine™ are trademarks of EQRx.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Revolution Medicines and EQRx in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including express or implied statements regarding the proposed transaction; the issuance of common stock of Revolution Medicines contemplated by the merger agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the competitive ability and position of the combined company; Revolution Medicines’ projections regarding cash runway; Revolution Medicines’ development plans and timelines and its ability to advance its portfolio and research and development pipeline; progression of clinical studies and findings from these studies, including the tolerability and potential efficacy of Revolution Medicines’ candidates being studied; the potential advantages and effectiveness of Revolution Medicines’ clinical and preclinical candidates, including its RAS(ON) Inhibitors; the potential clinical utility of RMC-6236 in patients with non-small cell lung cancer and pancreatic cancer; the timing and completion of a clinical trial for the combination of RMC-6236 and RMC-6291; whether additional near-term and longer-term investments will strengthen the clinical advancement of Revolution Medicines’ RAS(ON) Inhibitors; Revolution Medicines’ ability to enable seamless program progression; Revolution Medicines’ ability to advance its oncology assets and its intention to concentrate development resources on its three priority RAS-focused assets (RMC-6236, RMC-6291 and RMC-9805) following the proposed transaction; Revolution Medicines’ expectation to not advance EQRx’s research and development portfolio following closing of the proposed transaction; EQRx’s expectation to wind down its programs; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Revolution Medicines’ and EQRx’s plans, estimates or expectations described in such forward-looking statements could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Revolution Medicines’ and EQRx’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction; (iii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Revolution Medicines’ stockholders and EQRx’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction; (iv) that the proposed transaction may involve unexpected costs, liabilities or delays; (v) the effect of the announcement, pendency or completion of the proposed transaction on each of Revolution Medicines’ or EQRx’s ability to attract, motivate, retain and hire key personnel and maintain relationships with customers, distributors, suppliers and others with whom Revolution Medicines or EQRx does business, or on Revolution Medicines’ or EQRx’s operating results and business generally; (vi) that the proposed transaction may divert management’s attention from each of Revolution Medicines’ and EQRx’s ongoing business operations; (vii) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (viii) that Revolution Medicines or EQRx may be adversely affected by other economic, business and/or competitive factors; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction, including in circumstances which would require Revolution Medicines or EQRx to pay a termination fee; (x) the risk that restrictions during the pendency of the proposed transaction may impact Revolution Medicines’ or EQRx’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that Revolution Medicines or EQRx may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xii) the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected; (xiii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiv) risks relating to the value of the Revolution Medicines securities to be issued in the proposed transaction; (xv) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; (xvi) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Revolution Medicines and the common stock and publicly traded warrants of EQRx; (xvii) the implementation of each of Revolution Medicines’ and EQRx’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products; (xviii) the scope, progress, results and costs of developing Revolution Medicines’ and EQRx’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Revolution Medicines’ and EQRx’s pipeline; (xix) the timing and costs involved in obtaining and maintaining regulatory approval for Revolution Medicines’ and EQRx’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product; (xx) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Revolution Medicines’ and EQRx’s product candidates and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xxi) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xxii) the ability of each of Revolution Medicines and EQRx to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xxiii) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of each of Revolution Medicines’ and EQRx’s traded securities; (xxiv) risks relating to competition within the industry in which each of Revolution Medicines and EQRx operate; (xxv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities; (xxvi) whether the termination of EQRx’s license agreements and/or discovery collaboration agreements may impact its or Revolution Medicines’ ability to license in additional programs in the future and the risk of delays or unforeseen costs in terminating such arrangements; (xxvii) risks that restructuring costs and charges may be greater than anticipated or incurred in different periods than anticipated; (xxviii) the risk that EQRx’s restructuring efforts may adversely affect its programs and its ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; and (xxix) the risk that EQRx’s restructuring or wind-down efforts may negatively impact its business operations and reputation with or ability to serve counterparties or may take longer to realize than expected, as well as each of Revolution Medicines’ and EQRx’s response to any of the aforementioned factors. Additional factors that may affect the future results of Revolution Medicines and EQRx are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including each of Revolution Medicines’ and EQRx’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Revolution Medicines’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 under the heading “Risk Factors,” and Item 1A of each of EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 under the headings “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Revolution Medicines and EQRx and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents that Revolution Medicines and EQRx file from time to time with the SEC. Except as required by law, each of Revolution Medicines and EQRx assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information and Where to Find It

In connection with the proposed transaction, Revolution Medicines and EQRx plan to file with the SEC and mail or otherwise provide to their respective security holders a joint proxy statement/prospectus regarding the proposed transaction (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND REVOLUTION MEDICINES’ AND EQRX’S RESPECTIVE SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF REVOLUTION MEDICINES AND EQRX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Revolution Medicines’ investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents that Revolution Medicines files with the SEC (when available) from the SEC’s website at www.sec.gov and Revolution Medicines’ website at ir.revmed.com. In addition, the Joint Proxy Statement/Prospectus and other documents filed by Revolution Medicines with the SEC (when available) may be obtained from Revolution Medicines free of charge by directing a request to Eric Bonach, H/Advisors Abernathy at eric.bonach@h-advisors.global.

EQRx’s investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents that EQRx files with the SEC (when available) from the SEC’s website at www.sec.gov and EQRx’s website at investors.eqrx.com. In addition, the Joint Proxy Statement/Prospectus and other documents filed by EQRx with the SEC (when available) may be obtained from EQRx free of charge by directing a request to EQRx’s Investor Relations at investors@eqrx.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Revolution Medicines, EQRx and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Revolution Medicines and EQRx in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Revolution Medicines’ directors and executive officers in Revolution Medicines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 27, 2023, and Revolution Medicines’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of stockholders, which was filed with the SEC on April 26, 2023. To the extent holdings of Revolution Medicines’ securities by Revolution Medicines’ directors and executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Security holders may obtain information regarding the names, affiliations and interests of EQRx’s directors and executive officers in EQRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 23, 2023, and in certain of EQRx’s Current Reports on Form 8-K. To the extent holdings of EQRx’s securities by EQRx’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Joint Proxy Statement/Prospectus relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Revolution Medicines’ website at www.revmed.com and EQRx’s website at www.eqrx.com.

Revolution Medicines Media & Investor Contact:

Eric Bonach

H/Advisors Abernathy

eric.bonach@h-advisors.global

EQRx Media:

Chris Kittredge/Stephen Pettibone/Hayley Cook

FGS Global

EQRx@fgsglobal.com

EQRx Investors:

investors@eqrx.com